UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
 _____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR §230.405) or Rule 12b-2 under the Exchange Act (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2	FINANCIAL INFORMATION
ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

(a)
On November 16, 2017, Key Technology, Inc. issued a press release announcing its financial results for its fiscal year and fourth quarter ended September 30, 2017.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
The following exhibit is furnished with this Current Report on Form 8-K:

	99.1	Press Release of Key Technology, Inc., entitled "Key Technology Announces Fiscal 2017 Financial Results," dated November 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ Jeffrey T. Siegal
Jeffrey T. Siegal
Senior Vice President and Chief Financial Officer

Dated: November 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Key Technology, Inc., entitled "Key Technology Announces Fiscal 2017 Financial Results," dated November 16, 2017